UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                            Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

BMC Software, Inc.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

The following is a transcript of a video of Bob Beauchamp, CEO of BMC Software, Inc. (“BMC”) that was posted on BMC’s intranet and made available to all employees on May 24, 2013.

Hey everybody. It is Bob and I want to give you a quick update about what is going on at BMC. As you know, last time I communicated to all of you it was really to announce the agreement to be acquired by the private investor group. At that announcement time we told you that you could submit questions on the Intranet we got about 100 of them. Most of them were about pay and equity and how that will be treated and all of that. But there are a couple that I just want to give clarification on that I know you are interested in.

One is the timing. So first, the timing we hope it is calendar Q3—that is kind of our best guess as to when this deal would close. It is not totally in our control. In fact it is not in our control. The shareholders have to vote on it and we also have to get regulatory approval. Best guess again is calendar quarter three, could be longer, could be shorter, but that is the best guess.

The next thing is just about some questions we can’t answer, and there is a reason for that. There are laws and rules about what you can and cannot communicate during these sorts of transactions. We are a public company, and we have to abide by the rules. So I am sorry sometimes we can’t answer every question that you’ve got as straight as you would like but we’ve got to be in compliance with that. Now the downside to not being able to answer all your questions is that rumors are always going to happen in deals like this, and we’ve got plenty of them. I can tell you that 99% of the rumors that I have heard so far are just plain wrong and maybe interesting, but they are just wrong. The one percent that are accurate are just basically pretty boring. It’s business as usual. It’s running the company, it’s building a great software company through internal development acquisitions, hiring great people, growing the business.

And now let’s shift to that: let’s talk about growing the business. This last week I had the chance to be in Singapore. Great visit there with our office. High energy, high morale, a lot of great customer visits, and I just want to say thank you to everybody in Singapore for hosting me there and for putting me in front of some of the most exciting customer calls I’ve been on in a while. Got back to Houston this week; visited with some customers in our yet again the world’s best executive briefing center and visited with some great customers there: telco, energy, outsourcers, systems integration—a lot of great customer visits in the EBC and a bright future with those customers.

Now, the next thing I want to do is just talk about our next time we will talk to you. It will be — we’re going to ask the investor group to come in next week, and they’re excited to do it. We’re going to put them on stage in the auditorium; we will fill it up with about 100 people—that’s all it holds. We’ll film it and then we’ll put it out for everybody in the company to see. We can’t put everybody in the company in the auditorium so if you have a question please submit it. We’ll give you a link in this video that you can ask questions and we’ll try to answer as many as is practical. We’ll get that out to you.

Last thing I’ll tell you is you’ve only got a month left in Q1. Whether you are a public company or a private company or in the middle, you’ve got to have great quarters. You’ve got to sell software, you’ve got to take care of customers, and so let’s all really focus on finishing out Q1 great and let’s all really focus on the wonderful year that I believe all of us have in store for this year. Thanks very much and I will talk to you soon.

Additional Information and Where to Find It

In connection with the proposed transaction, BMC Software, Inc. (the “Company” or “BMC”) filed with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement and other documents relating to the proposed merger on May 24, 2013. When completed, a definitive proxy statement and a form of proxy will be filed with the SEC and mailed to the Company’s stockholders. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of documents filed by BMC Software, Inc. with the SEC at the SEC’s website at http://www.sec.gov. In addition, investors and security holders may obtain a free copy of BMC Software, Inc.’s filings with the SEC from BMC Software, Inc.’s website at http://investors.bmc.com/sec.cfm or by directing a request to: BMC Software, Inc., 2101 CityWest Blvd., Houston, Texas 77042-2827, Attn: Investor Relations, (713) 918-1805.

The Company and certain of its directors, executive officers, and certain other members of management and employees of the Company may be deemed to be participants in the solicitation of proxies from stockholders of the Company in favor of the proposed merger. Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2012 annual meeting of stockholders, as filed with the SEC on Schedule 14A on June 5, 2012 (as amended by the proxy statement supplement filed on July 3, 2012). Additional information regarding the interests of these individuals and other persons who may be deemed to be participants in the solicitation will be included in the proxy statement the Company will file with the SEC.

Forward-Looking Statements

Statements about the expected timing, completion and effects of the proposed transaction and all other statements in this report and the exhibits furnished or filed herewith, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. The Company may not be able to complete the proposed transaction on the terms described above or other acceptable terms or at all because of a number of factors, including (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, (2) the failure to obtain stockholder approval or the failure to satisfy the closing conditions, (3) the failure to obtain the necessary financing arrangements set forth in the debt and equity commitment letters delivered pursuant to the merger agreement, (4) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the transaction and (5) the effect of the announcement of the merger on the ability of the Company to retain and hire key personnel and maintain relationships with its customers, suppliers, operating results and business generally.

Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements represent the Company’s views as of the date on which such statements were made. The Company anticipates that subsequent events and developments may cause its views to change. However, although the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. Additional factors that may affect the business or financial results of the Company are described in the risk factors included in the Company’s filings with the SEC, including the Company’s 2012 Annual Report on Form 10-K and later filed quarterly reports on Form 10-Q and Current Reports on Form 8-K, which factors are incorporated herein by reference. The Company expressly disclaims a duty to provide updates to forward-looking statements, whether as a result of new information, future events or other occurrences.